UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2024

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 5, 2024, Relay Therapeutics, Inc. (the “Company”) issued a press release announcing a clinical trial collaboration between the Company and Pfizer, Inc. (“Pfizer”), a copy of which is furnished herewith as Exhibit 99.1.

On June 6, 2024, the Company issued a press release announcing three new programs from its existing pre-clinical pipeline, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company intends to host a New Program and Platform event on June 6, 2024 from 8:00 to 10:00 a.m. ET to discuss these new programs and describe how the Dynamo™ platform led to these discoveries. The Company has made available a slide presentation to accompany this event, a copy of which is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 5, 2024, the Company announced a global clinical trial collaboration with Pfizer for the development of RLY-2608 in combination with fulvestrant and atirmociclib, Pfizer's investigative selective-CDK4 inhibitor, in patients with PI3Kα-mutated, HR+, HER2- metastatic breast cancer. On June 6, 2024, the Company announced three new programs from its existing pre-clinical pipeline, including two novel programs from its genetic disease portfolio to address clinically and commercially validated targets in vascular malformations and Fabry disease, respectively, and an NRAS-selective inhibitor.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company's strategy, business plans and focus; the progress and timing of updates on the clinical development of the programs across the Company’s portfolio, including the expected therapeutic benefits of its programs, and potential efficacy and tolerability, and the timing and success of interactions with and approval of regulatory authorities; the timing of clinical data updates across the Company’s pipeline, including the progress of doublet and triplet combinations for RLY-2608, the timing of clinical updates for RLY-2608, and the timing of a clinical data and regulatory update for lirafugratinib; the timing of clinical initiation of the Company’s various programs, including a potential pivotal trial for RLY-2608, clinical development in vascular malformations, clinical development of the Company’s non-inhibitory chaperone, and clinical development of its NRAS-selective inhibitor; the potential of the Company’s product candidates to address a major unmet medical need; the cash runway projection; the competitive landscape and potential market opportunities for the Company’s product candidates; the expected strategic benefits under the Company’s collaborations, including the clinical trial collaboration with Pfizer; the capabilities and development of the Dynamo platform, including its role in identifying product candidates; the Company’s ability to successfully establish or maintain collaborations or strategic relationships for its product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration, or FDA; the Company’s ability to manufacture its product candidates in conformity with the FDA’s requirements; plans to develop, manufacture and commercialize the current product candidates and any future product candidates; and the implementation of the Company’s business model and strategic plans for its business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability, or public health epidemics or outbreaks of an infectious disease on countries or regions in which the Company has operations or does business, as well as on the timing and anticipated results of its clinical trials, strategy, future operations and profitability; the delay of any current or planned clinical trials or the development of the Company's drug candidates; the risk that the preliminary results of its preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of its product candidates; the Company's ability to successfully demonstrate the safety and efficacy of its drug candidates; the timing and outcome of its planned interactions with regulatory authorities; and obtaining, maintaining and protecting its intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. the Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Relay Therapeutics, Inc. on June 5, 2024, furnished herewith.
99.2	Press release issued by Relay Therapeutics, Inc. on June 6, 2024, furnished herewith.
99.3	New Program and Platform event presentation, dated June 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	June 6, 2024	By:	/s/ Brian Adams
Brian Adams Chief Legal Officer